Supplement dated April 6, 2023 to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated April 1, 2023, as may be revised or supplemented from time to time, for the following Fund:

Loomis Sayles Senior Floating Rate and Fixed Income Fund
Effective immediately, the fifth paragraph under the sub‑section “Principal Investment Strategies” in the section “Investments, Risks and Performance” within the “Fund Summary” and under the sub‑section “Principal Investment Strategies” in the section “More About Goals and Strategies” within the prospectus is hereby amended and restated to include the following:
The Fund may use derivative instruments, including, but not limited to, futures contracts, forward contracts, swaps (including, among others, credit default swap indices, loan-only credit default swaps and loan-only credit default swap indices) and structures notes to enhance income, to hedge against fluctuations in interest rates or currency exchange rates, and/or as a substitute for the purchase or sale of securities.
Effective immediately, the “Borrowing and Leverage Risk” disclosure under the sub‑section “Principal Investment Risks” in the section “Investments, Risks and Performance” within the “Fund Summary” section within the Fund’s prospectus is hereby replaced with the following:
Leverage Risk: Leverage is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.
Effective immediately, the “Borrowing and Leverage Risk” disclosure under the “More About Risks” section within the Fund’s prospectus is hereby deleted.
Effective immediately, the “Borrowing” sub‑section within the “Investment Strategies and Risks” section of the Fund’s Statement of Additional Information is hereby deleted.
Effective immediately, the sixth item in the second paragraph within the “Portfolio Holdings” section of the Fund’s Statement of Additional Information is hereby deleted.